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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 28, 1999



                            ILLINOIS TOOL WORKS INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-4797                 36-1258310
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                   Number)             Identification No.)


                3600 West Lake Avenue, Glenview, Illinois 60025
              (Address of principal executive offices)  (Zip Code)



      Registrant's telephone number, including area code:  (847) 724-7500


                                      None

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other events

        Illinois Tool Works Inc. announced its 1998 fourth quarter and full year results in the press release filed as Exhibits 99.1.

Item 7.  Financial Statements and Exhibits

        (c)     Exhibits.

        99.1    Form of press release dated January 28, 1999.





                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                ILLINOIS TOOL WORKS INC.


Date:  February 12, 1999                        By:  /s/ Jon C. Kinney
                                                   -----------------------------
                                                    Jon C. Kinney
                                                    Senior Vice President,
                                                    Chief Financial Officer



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